Exhibit 10.1

This Agreement has been executed in English and Arabic; Arabic version has been omitted for purposes of this filing.

Date: 16/07/1444H Corresponding to: 07/02/2023G

Re: Amend to the Credit Facility Agreement Dated 27/07/1443H corresponding to 28/02/2022G

WHEREAS:

(1)    Gulf International Bank Saudi Arabia, a Saudi closed joint-stock company with a capital of SAR7,500,000,000; commercial registration No. 2052001920 and Unified No. 7001399042; P.O. Box 93; Al Khobar 31952 Kingdom of Saudi Arabia; telephone: +966138664000; website www.gib.com; National Adress:5515
         Cooperative Council Road – Al Khuzama Area, Unit No.54, Al Khobar 34721-8208; licensed by the Saudi Central Bank under number 2007 and operating under the Saudi Central Bank’s control and supervision. (the “Bank”).

And

(2)    Lucid Limited Company, Foreign Limited Liability company organized and existing and doing business under the laws of the Kingdom of Saudi Arabia with Commercial Registration No. 1010716475 and unified No. 7023376614, dated 24/09/1442H, issued in Riyadh with its Head Office at Riyadh, Kingdom of
        Saudi Arabia (the " Borrower ").

(The Bank and the Borrower shall be referred to together as the Parties, each being a Party).

Have concluded a facilities letter dated 27/07/1443H corresponding to 28/02/2022G, (the “Facilities Letter”) pursuant to which the Bank extended to the Borrower committed revolving credit facilities in the aggregate maximum amount of SAR1,000,000,000/- (the “Facility”).

WHEREAS the Parties desire to amend the Agreement (the “Amendment”);

NOW, THEREFORE, the Parties have agreed to amend the Agreement in accordance with the following terms and conditions:

FIRST:

The Recitals to this Amendment, written above, shall be considered an integral part of this Amendment.

Borrower’s Signature
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/s/ Faisal Sultan

SECOND:

Canceling clause (1-2) Bridge Loan of the Facilities Letter.

THIRD:

Amending Sub-clause (Total Facility) of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:

Total Facility:
SAR 1,000,000,000/-

FOURTH:

Amending items (Sub-Limit) & (Margin) of Sub-clause (A) Short Term Advance Facility of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:

Sub-Limit:
SAR 1,000,000,000/-

Margin:
(1.4%) per annum over SAIBOR.

FIFTH:

Amending item (Sub-Limit) of Sub-clause (B) LC Facility of Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:

Sub-Limit:
SAR 1,000,000,000/-

SIXTH:

Adding Sub-clause (C) Guarantees Facility to Clause (1-3) Working Capital Facilities of the Facilities Letter as follows:

(C) Guarantees Facility (Payment Guarantee, Advance Payment Guarantee, Performance Guarantee, Customs Guarantee, Standby LC):

Sub-Limit:
SAR 10,000,000/-

Term:
12 Months.

Fee:
Issuing Fee: (1.0%) per annum payable in advance.

Amendment Fee: In accordance with the Bank’s standard tariff.

Amend FLA/CLOS-7565 Page 2 of 4	Borrower’s Signature
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/s/ Faisal Sultan

Application Procedures:

The Borrower must deliver an application for the issuance of Guarantees

Local Charges:
The Bank may, instead of issuing an LG itself, procure that such LG is issued by a local issuing bank, in which case the obligations of the Borrower under this Amendment or any Application in respect of such LG shall extend to such LG and to any counter indemnity issued by the Bank in favour of the local issuing bank in connection therewith.

SEVENTH:

Amending item (iii) of sub-clause (a) of clause (3) OTHER CONDITIONS of the Facilities Letter as follows:

(iii) Quarterly updates of Lucid Plant in KAEC project status and progression to be provided, in a form to be agreed between the parties.

EIGHTH:

Save as the Bank may otherwise agree, the Borrower may not deliver any Notice of Drawdown or Application under the Agreement unless the Bank has received the following documents and each is in form and substance, satisfactory to the Bank:

(a) This Amendment, each Annex, and any other Facility Document duly signed by the appropriate Obligor.

(b) Order Note with respect to the amount of Total Facilities Limit

(c) Acknowledgement of assignment of SIDF loan’s proceeds.

(d) Acknowledgement of assignment of MISA loan’s proceeds.

Amend FLA/CLOS-7565 Page 3 of 4	Borrower’s Signature
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/s/ Faisal Sultan

The other Clauses of the Agreement, not subject to this Amendment, shall remain unchanged.

This Amendment has been executed in two (2) counterparts, and each Party shall receive an original copy to act accordingly.

IN WITNESS WHEREOF, and in the presence of the authorized signatories of the Parties, this amendment letter has been executed the day and year first before written.

For and on behalf of the Bank

/s/ Ahmed Al Attas	/s/ Tristan Kermadec
Ahmed Al Attas Head of Coverage – Public Sector, Multinationals and Non-Banking Financial Institutions – Wholesale Banking	Tristan Kermadec Relationship Manager - Public Sector, International Companies, Multinational & NBFI – Wholesale Banking

For The Borrower

Lucid Limited Company

Signature:	/s/ Faisal Sultan
Signature Date:	March 12, 2023
Name:	Faisal Sultan

** I, the undersigned, employee of Gulf International Bank Saudi Arabia hereby confirm that the above signatory (ies) as authorized signatory (ies) of the Borrower signed this Agreement in my presence.
Name:	Salah AlMhqani
Signature:	/s/ Salah AlMhqani
Date:	March 12, 2023
ID No.:
Occupation	TL

Amend FLA/CLOS-7565 Page 4 of 4